Nationwide Life Insurance Company
• Nationwide VLI Separate Account-2
• Nationwide VLI Separate Account-3
• Nationwide VLI Separate Account-4
• Nationwide VLI Separate Account-6
• Nationwide VLI Separate Account-7
• Nationwide Provident VLI Separate Account 1
Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account-C • Nationwide VL Separate Account-G • Nationwide VL Separate Account-D • Nationwide Provident VLI Separate Account A

Prospectus supplement dated June 14, 2012 to
Special Product (NLIC), Survivor Options Plus (NLIC), and Survivor Options VL prospectus dated May 1, 2000;
BOA Survivorship Life, BOA Multiple Pay, BOA SPVL, Multi-Flex FPVUL, and
Options VL (NLAIC) prospectus dated May 1, 2002;
America’s marketFLEX VUL, BOA COLI, ChoiceLife Protection FPVUL, COLI Future (NLAIC), BOA MSPVL, BOA MSPVL II,
Options Select (NLIC & NLAIC), BOA Protection FPVUL, Invesco PCVUL, Options Premier (NLAIC), Scudder Deutsche PCVUL, Survivor Options Elite (NLIC), and Survivor Options Premier (NLIC & NLAIC) prospectus dated May 1, 2008; and
ChoiceLife Protection Survivorship Life, ChoiceLife Survivorship, ChoiceLife Survivorship II, BOA Last Survivorship II,
BOA Next Generation Survivorship Life, BOA Protection Survivorship Life, and
Nationwide Marathon VUL prospectus dated May 1, 2009;

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective on or about June 30, 2012, American Century Investment Management, Inc. will no longer be a sub-adviser for the Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Growth Fund.  Fund assets will be reallocated between the two remaining sub-advisers: Neuberger Berman Management LLC and Wells Capital Management, Inc.